UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2006

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	38-3324634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On March 31, 2006, in connection with the settlement of post-closing adjustments with respect to the June 2005 acquisition from GeoStar Corporation of additional leasehold and working interest properties in the Hilltop area of East Texas and in the Powder River Basin of Wyoming and Montana, we issued to GeoStar 548,128 shares of our common stock, or 0.3% of our shares of common stock, having an aggregate value of $2.1 million, valued at CDN$4.50 (US$3.86) per share. The issuance of the common shares to GeoStar was exempt from registration pursuant to Section 4(2) under the Securities Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Acquired Properties

The audited statements of revenues and direct operating expenses for certain natural gas properties acquired from GeoStar on June 17, 2005 (the “GeoStar Acquisition Properties”) for the years ended December 31, 2004, 2003 and 2002 are contained below.

GASTAR EXPLORATION LTD.

Page
AUDITED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF THE GEOSTAR ACQUISITION PROPERTIES FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

Report of Independent Registered Public Accounting Firm	4

Statements of Revenues and Direct Operating Expenses	5

Notes to Statements of Revenues and Direct Operating Expenses	6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of Gastar Exploration Ltd.

Houston, Texas

We have audited the accompanying statements of revenues and direct operating expenses for certain natural gas properties (“GeoStar Acquisition Properties”) acquired by Gastar Exploration Ltd. (the “Company”) from GeoStar Corporation for the years ended December 31, 2004, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the statements and are not intended to be a complete presentation of the Company’s interests in the properties described above.

In our opinion, the statements referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note 1, of the GeoStar Acquisition Properties for the years ended December 31, 2004, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Dunwoody LLP
BDO Dunwoody LLP

Calgary, Alberta

August 26, 2005

GASTAR EXPLORATION LTD.

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

OF THE GEOSTAR ACQUISITION PROPERTIES

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2005	2004	2004	2003	2002
	(unaudited)
	(in thousands)
Revenues—natural gas sales	$1,899	$310	$3,366	$659	$205
Direct operating expenses	440	261	1,600	321	231

Revenues in excess (deficit) of direct operating expenses	$1,459	$49	$1,766	$338	$(26)

The accompanying notes are an integral part of this financial information.

GASTAR EXPLORATION LTD.

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

OF THE GEOSTAR ACQUISITION PROPERTIES

1.    Basis of Presentation

On June 17, 2005, Gastar Exploration Ltd. (the “Company”) entered into a purchase and sale agreement with GeoStar Corporation (“GeoStar”) acquiring additional leasehold and working interests from GeoStar in the Hilltop area of East Texas and the Powder River Basin of Wyoming and Montana (the “GeoStar Acquisition Properties”). The transaction was classified as a significant acquisition. The statement of revenues and direct operating expenses represents the acquired portion of revenues and direct operating expenses for the GeoStar Acquisition Properties for the years ended December 31, 2004, 2003 and 2002 and the unaudited portion of revenues and direct operating expenses for the GeoStar Acquisition Properties for the three month periods ended March 31, 2005 and 2004.

The accompanying statements of revenues and direct operating expenses were derived from GeoStar’s accounting records (accrual basis, full cost method of accounting for oil and gas activities, in accordance with accounting principles generally accepted in the United States of America). This statement varies from an income statement in that it does not show certain expenses, which were incurred in connection with the ownership of the acquired properties, such as general corporate overhead expenses and income taxes. These costs were not separately allocated to the purchased properties in the GeoStar financial records and any pro forma allocation would not be reliable or an accurate estimate of what these costs would actually have been had the purchased properties been operated historically as a stand alone entity. In addition, these allocations, if made using historical corporate overhead structures would not produce allocations that would be indicative of the historical performance of the purchased properties had they been assets of the Company, due to the varying size, structure, and operations between the Company and GeoStar. This statement also does not include provisions for depreciation, depletion and amortization and accretion of asset retirement obligations, as such amounts would not be indicative of future costs, credit-adjusted, risk-free rates and those costs which would be incurred by the Company upon allocation of the purchase price. Accordingly, the financial statement and other information presented are not indicative of the financial condition and results of operations of the purchased properties. This information is provided to assist the reader in determining the relative impact of the GeoStar Acquisition Properties on the Company’s financial results for the periods presented.

Historical information reflecting financial position, results of operations and cash flows of the GeoStar Acquisition Properties are not presented, as such information is not available and not meaningful to the GeoStar Acquisition Properties. Accordingly, the historical statements of revenues and direct operating expenses have been presented in lieu of the financial statements required under Rule 3-05 of the Securities and Exchange Commission Regulation S-X.

2.    Supplemental Financial Information for Oil and Gas Producing Activities (Unaudited)

Supplemental natural gas and oil reserve information related to the GeoStar Acquisition Properties is reported in compliance with Statement of Financial Accounting Standards No. 69, Disclosures about Oil and Gas Producing Activities (“FAS 69”). Net proved natural gas and oil reserves estimates of the GeoStar Acquisition Properties were prepared by Netherland, Sewell & Associates, Inc., an independent petroleum engineering firm, for Gastar Exploration Ltd. as of December 31, 2004, 2003 and 2002. The standardized measure of discounted future net cash flows related to those reserves were prepared by the Company as of and for the years ended December 31, 2004, 2003 and 2002.

Estimated Net Quantities of Oil and Gas Reserves Attributed to the GeoStar Acquisition Properties. Reserve information presented below is based on the December 31, 2004 reserve report prepared by an independent petroleum engineer. The December 31, 2003 and 2002 information has been computed by adjusting the January 1, 2005 reserve report for production and known purchases.

Proved reserves are estimated quantities of crude oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

The following table presents the estimated remaining net proved and proved developed and undeveloped natural gas and oil reserves attributable to the GeoStar Acquisition Properties at December 31, 2004, 2003 and 2002, along with a summary of changes in the quantities of net remaining proved reserves during the years ended December 31, 2004, 2003 and 2002:

Natural
Gas
(MMcf)
Changes in Proved Reserves:
December 31, 2001	2,593
Extensions and discoveries	2,935
Purchases of minerals in place	185
Production	(120)

December 31, 2002	5,593
Extensions and discoveries	3,498
Production	(179)

December 31, 2003	8,912
Extensions and discoveries	7,395
Production	(695)

December 31, 2004	15,612

Proved Developed and Undeveloped Reserves as of:
December 31, 2002
Proved developed reserves	558
Proved undeveloped reserves	5,035

Total	5,593

December 31, 2003
Proved developed reserves	393
Proved undeveloped reserves	8,519

Total	8,912

December 31, 2004
Proved developed reserves	3,028
Proved undeveloped reserves	12,584

Total	15,612

Standardized Measures of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves. In computing the Standardized Measure, future cash inflows for the GeoStar Acquisition Properties were estimated by applying period end natural gas and oil prices to the estimated future production of period end proved reserves. The natural gas prices per Mcf used for the calculations were as follows:

	As of December 31,
	2004	2003	2002
Texas properties	$5.82	$5.97	$4.74
Montana and Wyoming properties	$5.52	$5.58	$3.12

Future cash inflows were reduced by estimated future development, abandonment and production costs based on period end costs in order to arrive at net cash flow before tax. No deduction has been made for general and administrative expenses, interest, provisions for depreciation, depletion or amortization, or for taxes on income. FAS 69 requires the use of a 10% discount rate.

Standardized Measure. Information with respect to the standardized measure of discounted future net cash flows for the GeoStar Acquisition Properties at December 31, 2004, 2003 and 2002 is as follows:

United States
(in thousands)
December 31, 2002
Future cash inflows	$16,875
Future production costs	(8,140)
Future development costs	(2,881)

Future net cash flows	5,854
10% annual discount for estimated timing of cash flows	(2,184)

Standardized measure of discounted future net cash flows	$3,670

December 31, 2003
Future cash inflows	$46,702
Future production costs	(24,378)
Future development costs	(8,860)

Future net cash flows	13,464
10% annual discount for estimated timing of cash flows	(4,253)

Standardized measure of discounted future net cash flows	$9,211

December 31, 2004
Future cash inflows	$79,623
Future production costs	(35,161)
Future development costs	(21,695)

Future net cash flows	22,767
10% annual discount for estimated timing of cash flows	(6,603)

Standardized measure of discounted future net cash flows	$16,164

Future cash flows are computed by applying fiscal year end prices of natural gas and oil to year-end quantities of proved natural gas and oil reserves. Future operating expenses and development costs are computed primarily by the Company’s petroleum engineers by estimating the expenditures to be incurred in developing and producing the Company’s proved natural gas and oil reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions.

A discount factor of 10% was used to reflect the timing of future net cash flows. The standardized measure of discounted future net cash flows is not intended to represent the replacement cost or fair value of the GeoStar Acquisition Properties. An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, anticipated future changes in prices and costs, a discount factor more representative of the time value of money and the risks inherent in reserve estimates of natural gas and oil producing operations.

Change in Standardized Measure. Changes in the standardized measure of future net cash flows relating to proved natural gas and oil reserves are summarized below:

United States
(in thousands)
December 31, 2001	$1,268
Extensions and discoveries	1,254
Production, net of production costs	26
Purchase of minerals in place	180
Net changes in prices and production costs	638
Accretion of discount	121
Development costs incurred	111
Net changes in estimated future development costs	(417)
Change in production rates (timing) – other	489

December 31, 2002	3,670
Extensions and discoveries	1,557
Production, net of production costs	(338)
Net changes in prices and production costs	1,506
Accretion of discount	455
Development costs incurred	1,268
Net changes in estimated future development costs	2,299
Change in production rates (timing) – other	(1,206)

December 31, 2003	9,211
Extensions and discoveries	6,528
Production, net of production costs	(1,766)
Net changes in prices and production costs	299
Accretion of discount	948
Development costs incurred	404
Net changes in estimated future development costs	1,273
Change in production rates (timing) – other	(733)

December 31, 2004	$16,164

(b)	Pro Forma Financial Information

The unaudited pro forma financial statements with respect to the GeoStar Acquisition Properties are contained below.

10

GASTAR EXPLORATION LTD.

Page
UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF THE GEOSTAR ACQUISITION PROPERTIES FOR THE YEAR ENDED DECEMBER 31, 2005

Unaudited Pro Forma Financial Statements	12

Notes to Unaudited Pro Forma Financial Statements	15

GASTAR EXPLORATION LTD.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Introduction

On June 17, 2005, the Company completed the acquisition of additional leasehold and working interests from GeoStar, a significant shareholder, in the Deep Bossier Hilltop prospect of East Texas and in the Powder River Basin of Wyoming and Montana (the “GeoStar Acquisition Properties”). The Company paid a total of $73.1 million, after acquisition costs of $400,000 and purchase price adjustments of $4.2 million for the interest acquired from January 1, 2005 (“Effective Date”) to June 17, 2005 (“Acquisition Date”). This amount consisted of $30.9 million in cash, 1,650,133 common shares valued at $6.0 million based on a per share price of CDN$4.50 and $32.0 million in unsecured subordinated notes maturing on January 31, 2006 and bearing interest at the rate of 3.42% (“GeoStar Subordinated Notes”) plus purchase price adjustment cost to be settled in 2006. The acquisition was accounted for using the purchase method in which the cost of the acquisition is allocated first to identifiable assets acquired based on estimated fair values. The results of operations are included in the accompanying consolidated financial statement as reported only from Acquisition Date. The purchase price adjustments are to be settled 50% in cash and 50% in Company common shares valued at CDN$4.50 per share.

The initial carrying values of the GeoStar Acquisition Properties as of June 17, 2005 was entirely allocated to natural gas and oil properties, of which $14.5 million was for proved developed properties, $8.7 million was for proved undeveloped properties and $49.9 million was for unproved properties.

In addition, GeoStar may receive additional common shares at prevailing market prices based on look-backs at June 30, 2006 and June 30, 2007 on the East Texas assets, based on a required number of drilled wells, and net reserve additions valued at $1.50 per Mcf less attributable development expenditures to GeoStar’s acquired interest.

On August 11, 2005, the Company executed an agreement with GeoStar whereby the GeoStar Subordinated Notes were cancelled. In conjunction with the cancellation of the GeoStar Subordinated Notes, the Company issued GeoStar 6,373,694 common shares valued at $17.0 million based on a per share price of CDN $3.25 and a new unsecured subordinated note (“New GeoStar Subordinated Note”) for $15.0 million. The New GeoStar Subordinated Note was to bear interest, payable monthly commencing February 15, 2006, at three-month LIBOR plus 4.5%. As required by the agreement, the New GeoStar Subordinated Note was paid in full on November 28, 2005 in conjunction with the transaction with Chesapeake Energy Corporation.

The following unaudited pro forma results for the year ended December 31, 2005 show the effect on the Company’s consolidated results of operations as if the GeoStar acquisition had occurred on January 1, 2005. The pro forma results are the result of combining the statement of operations of the Company with the statements of revenues and direct operating expenses for the GeoStar Acquisition Properties acquired adjusted for the financing, share issuance directly attributable to the acquisition and additional depreciation, depletion and amortization expense as a result of the Company’s increased ownership in the acquired properties. The statement of revenues and direct operating expenses for the GeoStar Acquisition Properties exclude all other historical expenses of GeoStar. As a result, certain estimates and judgments were made in preparing the pro forma adjustments. Further, the pro forma information includes numerous assumptions and is not necessarily indicative of future results of operations.

The pro forma financial information includes the effects of the following transactions that occurred in conjunction with the acquisition:

•	The issuance of $63.0 million of Senior Secured Notes and 1.2 million common shares issued in conjunction with the notes issuance on June 17, 2004;

•	The repayment of $25.0 million of Senior Notes as required by the Senior Secured Notes; and

•	The issuance of 1.7 million common shares to GeoStar and $32.0 million of Unsecured Subordinated Notes.

	For the Year Ended December 31, 2005
	As Reported	Adjustments		Pro Forma
	(in thousands, except share and per share data)
REVENUES	$27,442	$3,928	(a)	$31,370

EXPENSES:
Lease operating, transportation and selling expenses	6,910	1,087	(b)	7,997
Depreciation, depletion and amortization	13,914	2,752	(c)	16,666
Impairment of natural gas and oil properties	8,697	—		8,697
Accretion of asset retirement obligation	109	20	(d)	129
Mineral resource properties	65	—		65
General and administrative expenses	8,710	—		8,710

Total expenses	38,405	3,859		42,264

INCOME (LOSS) FROM OPERATIONS	(10,963)	69		(10,894)

OTHER (EXPENSES) INCOME:
Interest expense	(15,261)	(2,239	)(e)	(17,500)
Investment income and other	492	—		492
Foreign exchange gain	40	—		40

LOSS BEFORE INCOME TAXES	(25,692)	(2,170)		(27,862)
Provision for income taxes	—	—		—

NET LOSS	$(25,692)	$(2,170)		$(27,862)

NET LOSS PER SHARE:
Basic and diluted	$(0.20)			$(0.21)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	129,398,458	1,816,094	(f)	131,214,552

The accompanying notes are an integral part of these consolidated pro forma financial statements.

GASTAR EXPLORATION LTD.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

1.    Basis of Presentation

The accompanying unaudited pro forma statements of operations present the pro forma effects of the acquisition of the GeoStar Acquisition Properties and related transactions. The unaudited pro forma statements of operations for the year ended December 31, 2005 assume the acquisition and related transactions occurred on January 1, 2005. The acquisition has been accounted for as a purchase and includes all normal and recurring adjustments that we considered necessary for the fair summarized presentation of our operating results.

2.    Pro Forma Adjustments to Statement of Operations

The following pro forma adjustments have been made to the statements of operations for the year ended December 31, 2005:

(a)	To record the natural gas sale revenues for the GeoStar Acquisition Properties for the period January 1, 2005 through the Acquisition Date.

(b)	To record direct operating expenses for the GeoStar Acquisition Properties for the period January 1, 2005 through the acquisition date.

(c)	To record additional depreciation, depletion and amortization under full cost method of accounting related to assets acquired.

(d)	To record accretion on the asset retirement obligation.

(e)	To record interest expense based on borrowings to fund the acquisition and related required debt retirement. The Senior Secured Notes of $63.0 million were deemed issued on January 1, 2005 to provide proceeds for the acquisition and for the repayment of the Senior Notes. The interest expense on the Senior Secured Notes for each quarter is based on LIBOR on the first business day of each quarter plus the 6% margin specified in the note agreement. The Senior Notes which were repaid with the issuance of the Senior Secured Notes had an interest rate of 15% held constant per the respective note agreements. The $32.0 million of GeoStar Subordinated Notes was deemed issued on January 1, 2005 based on a rate of 3.42%.

(f)	To record the increase in the weighted average number of common shares outstanding due to (i) the issuance of 1,217,269 common shares pursuant to the Senior Secured Notes as of January 1, 2005, (ii) the issuance of 1,650,133 common shares to GeoStar as of January 1, 2005 and (iii) the issuance of additional common shares pursuant to the Senior Secured Notes of 1,082,105 as of July 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: April 13, 2006	By:	/s/ J. RUSSELL PORTER
J. Russell Porter President and Chief Executive Officer